Exhibit 4.1

. ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# ORDINARY SHARES ORDINARY SHARES PO PAR VALUE $0.01 THIS CERTIFICATE IS TRANSFERABLE MR ADD ADD ADD ADD IN CANTON, MA, JERSEY CITY, NJ AND 4 3 2 1 A BOX COLLEGE STATION, TX DESIGNATION SAMPLE Certificate Shares 43004, 000000 (IF Number 000000 ANY) ZQ00000000 000000 Providence, GLOBOFORCE GROUP PLC 000000 RI 000000 INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF IRELAND Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample 02940 Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David - THIS CERTIFIES THAT Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. MR. Alexander David SAMPLE Sample Mr. Alexander David &Sample MRS. Mr. Alexander SAMPLE David Sample Mr. Alexander & David Sample Mr. 3004 Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr Alexander David Sample Mr. Alexander David Sample CUSIP G4001L 10 7 Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander MR. David Sample SAMPLE Mr. Alexander David Sample &Mr. Alexander MRS. David Sample SAMPLE Mr. Alexander David Sample Mr. Alexander SEE REVERSE FOR CERTAIN DEFINITIONS David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Sample Mr. Sample is the owner of 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 0 00000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 00 ZERO HUNDRED THOUSAND 0000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000 000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 0000 00 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 00000 0 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 ZERO HUNDRED AND ZERO Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares * 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 S FULLY-PAID ORDINARY SHARES OF THE Globoforce Group plc (hereinafter called the “Company”). This Certificate and the shares represented Total DTC hereby, are issued and shall be held subject to all of the provisions of the Articles of Association, as amended, of Holder CUSIP the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each Number Certificateof Insurance ID holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Value Transfer Agent and Registrar. Transaction Shares 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Numbers Given under the official seal of the Company by its duly authorized officers. DATED DD-MMM-YYYY FACSIMILE SIGNATURE TO COME COUNTERSIGNED AND REGISTERED: Num/No 12345678901234512345678 COMPUTERSHARE TRUST COMPANY, N.A. 666 555 444 333 222 111 Denom. Director TRANSFER AGENT AND REGISTRAR, Total.XXXXXX FACSIMILE SIGNATURE TO COME 7 00.1,000,000 XX 123456 XXXXXXXXXX X By Secretary AUTHORIZED SIGNATURE

The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state. For value received, hereby sell, assign and transfer unto Shares Attorney Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) of the ordinary shares represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within-named Company with full power of substitution in the premises. . Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - ............................................Custodian ................................................ (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act......................................................... (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - ............................................Custodian (until age ................................) and not as tenants in common (Cust) .............................under Uniform Transfers to Minors Act ................... (Minor) (State) Additional abbreviations may also be used though not in the above list. GLOBOFORCE GROUP PLC THE TRANSFER OF THESE SHARES REPRESENTED BY THIS CERTIFICATE REQUIRES THE COMPLETION OF A SPECIALIZED STOCK TRANSFER FORM AND MAY BE SUBJECT TO IRISH STAMP DUTY. PLEASE CONTACT THE TRANSFER AGENT FOR ADDITIONAL INFORMATION. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF ASSOCIATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.